INCOME TAXES (10K)	12 Months Ended
Dec. 31, 2014
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 16.	INCOME TAXES

RLJE files income tax returns in the U.S. Federal jurisdiction and various state jurisdictions. Our subsidiaries in the United Kingdom and Australia continue to file income tax returns in their foreign jurisdictions.

Income taxes are accounted for under the asset and liability method.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  We must assess the likelihood that our deferred tax assets will be recovered from future taxable income, and to the extent that it is more likely than not that such deferred tax assets will not be realized, we must establish a valuation allowance.

As of December 31, 2014, we have a valuation allowance against 99% of our deferred tax assets, which are composed primarily of net operating loss (or NOL) carryforwards that were either acquired in the Business Combination or generated in 2013 and 2014.  Even though we have reserved all of these net deferred tax assets for book purposes, we would still be able to utilize them to reduce future income taxes payable should we have future taxable earnings.  To the extent our deferred tax assets relate to NOL carryforwards, the ability to use such NOLs against future earnings will be subject to applicable carryforward periods.  As of December 31, 2014, we had NOL carryforwards for Federal and state tax purposes of approximately $67.9 million and approximately $60.7 million, respectively, which are available to offset taxable income through 2034.  Our NOL carryforwards begin to expire in 2017.  NOL carryforwards that were acquired in the Business Combination reflect our assessment of an annual limitation on the utilization of these carryforwards due to ownership change limitations as required by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as similar state limitations.

Income tax expense is summarized below:

(In thousands)	Years Ended December 31,
	2014	2013
Current
Federal	$—	$—
State	66	72
Foreign	145	665
	211	737
Deferred
Federal	(302)	580
State	22	94
Foreign	468	790
	188	1,464

Total Tax Expense	$399	$2,201

Income before provision for income taxes is as follows:

(In thousands)	Years Ended December 31,
	2014	2013

Domestic	$(22,711)	$(33,778)
Foreign	1,910	4,902
	$(20,801)	$(28,876)

The tax effects of temporary differences that give rise to a significant portion of the net deferred tax assets and liabilities at are presented below:

	Years Ended December 31,
(In thousands)	2014		2013
	U.S. Federal and State	Foreign	U.S. Federal and State	Foreign
Deferred tax assets:
Provision for lower of cost or market inventory write-downs	$4,232	$—	$5,174	$—
Net operating loss carryforwards	25,173	416	18,359	—
Allowance for sales returns	1,208	—	1,166	—
Allowance for doubtful accounts receivable	12	—	—	—
Marketing discounts and price protection reserves	2,559	—	1,559	—
Accrued compensation and benefits	173	—	298	—
Tax credits carryforwards	4,156	—	1,980	—
Other	371	13	353	—
Deferred tax assets	37,884	429	28,889	—
Less valuation allowance	(35,837)	(416)	(27,047)	—
Deferred tax assets	2,047	13	1,842	—

Deferred tax liabilities:
Intangible assets	—	—	(1,409)	—
Warrant liability	(1,625)	—	(308)	—
Goodwill amortization	(833)	—	(674)	—
Equity income in ACL	—	(1,604)	—	(1,140)
Other	—	—	(125)	—
Deferred tax liabilities	(2,458)	(1,604)	(2,516)	(1,140)
Net deferred tax assets and liabilities	$(411)	$(1,591)	$(674)	$(1,140)

A reconciliation of income tax benefit based on the federal statutory rate to actual income tax expense (benefit) is as follows:

(In thousands)	Years Ended December 31,
	2014	2013

Expected income tax benefit - 34%	$(7,072)	$(9,818)
Income not subject to income tax	—	(1,499)
State income taxes, net of federal benefit	66	73
Non-deductible expenses	93	85
Change in valuation allowance	9,206	13,406
Change in prior year deferred tax allowance	(671)	—
Foreign income taxes	145	—
Foreign tax credit	(1,132)	—
Other	(236)	(46)
Total tax expense	$399	$2,201

Our significant tax returns are filed in the following jurisdictions:  United States, United Kingdom and in the following states:  Maryland, California and Illinois.  The tax years for 2009 through 2014 remain open to examination.  We are not currently under examination by any of the jurisdictions where we file significant tax returns.  We believe that our tax filing positions and deductions will be sustained if audited and we do not anticipate any adjustments that would result in a material adverse effect on our financial condition, results of operations, or cash flow.  Therefore, no reserves for uncertain tax positions have been recorded.